Exhibit 99.01

Valero Energy Reports Third Quarter 2025 Results

•Reported net income attributable to Valero stockholders of $1.1 billion, or $3.53 per share
•Reported adjusted net income attributable to Valero stockholders of $1.1 billion, or $3.66 per share
•Returned $1.3 billion to stockholders through dividends and stock buybacks
•The St. Charles FCC Unit optimization project is expected to begin operations in the second half of 2026

SAN ANTONIO, October 23, 2025 – Valero Energy Corporation (NYSE: VLO, “Valero”) today reported net income attributable to Valero stockholders of $1.1 billion, or $3.53 per share, for the third quarter of 2025, compared to net income of $364 million, or $1.14 per share, for the third quarter of 2024. Excluding the adjustments shown in the accompanying earnings release tables, adjusted net income attributable to Valero stockholders was $1.1 billion, or $3.66 per share, for the third quarter of 2025, compared to $371 million, or $1.16 per share, for the third quarter of 2024.

Refining
The Refining segment reported operating income of $1.6 billion for the third quarter of 2025, compared to operating income of $565 million for the third quarter of 2024. Adjusted operating income was $1.7 billion for the third quarter of 2025, compared to $568 million for the third quarter of 2024. Refining throughput volumes averaged 3.1 million barrels per day in the third quarter of 2025.

“We are pleased to report strong financial results for the third quarter, highlighting our long-standing track record of operational and commercial excellence,” said Lane Riggs, Valero’s Chairman, Chief Executive Officer and President. “Our refinery throughput utilization was 97 percent, with the Gulf Coast and North Atlantic regions setting new all-time highs for throughput – following last quarter’s record performance in the Gulf Coast.”

Renewable Diesel
The Renewable Diesel segment, which consists of the Diamond Green Diesel joint venture (DGD), reported an operating loss of $28 million for the third quarter of 2025, compared to operating income of $35 million for the third quarter of 2024. Segment sales volumes averaged 2.7 million gallons per day in the third quarter of 2025.

Ethanol
The Ethanol segment reported $183 million of operating income for the third quarter of 2025, compared to $153 million for the third quarter of 2024. Ethanol production volumes averaged 4.6 million gallons per day in the third quarter of 2025, achieving record production.

Corporate and Other
General and administrative expenses were $246 million in the third quarter of 2025, compared to $234 million in the third quarter of 2024. The effective tax rate for the third quarter of 2025 was 27 percent.

Investing and Financing Activities
Net cash provided by operating activities was $1.9 billion in the third quarter of 2025. Included in this amount was a $325 million favorable impact from working capital and $86 million of adjusted net cash used in operating activities associated with the other joint venture member’s share of DGD. Excluding these items, adjusted net cash provided by operating activities was $1.6 billion in the third quarter of 2025.

Capital investments totaled $409 million in the third quarter of 2025, of which $364 million was for sustaining the business, including costs for turnarounds, catalysts and regulatory compliance. Excluding capital investments attributable to the other joint venture member’s share of DGD and other variable interest entities, capital investments attributable to Valero were $382 million in the third quarter of 2025.

Valero returned $1.3 billion to stockholders in the third quarter of 2025, of which $351 million was paid as dividends and $931 million was for the purchase of approximately 5.7 million shares of common stock, resulting in a payout ratio of 78 percent of adjusted net cash provided by operating activities. Valero has returned over $2.6 billion year-to-date through dividends and stock buybacks.

“Our strong financial results and record operating achievements this quarter are a testament to our commitment to commercial and operational excellence. This, coupled with the strength of our balance sheet, should continue to support strong shareholder returns,” said Riggs.

Liquidity and Financial Position
Valero ended the third quarter of 2025 with $8.4 billion of total debt, $2.2 billion of total finance lease obligations, and $4.8 billion of cash and cash equivalents. The debt to capitalization ratio, net of cash and cash equivalents, was 18 percent as of September 30, 2025.

Strategic Update
Valero continues to make progress on the FCC Unit optimization project at the St. Charles Refinery that will enhance the refinery’s ability to produce high-value products. The $230 million project is expected to begin operations in the second half of 2026.

Conference Call
Valero’s senior management will hold a conference call at 10 a.m. ET today to discuss this earnings release and to provide an update on operations and strategy.

About Valero
Valero Energy Corporation, through its subsidiaries (collectively, Valero), is a multinational manufacturer and marketer of petroleum-based and low-carbon liquid transportation fuels and petrochemical products, and sells its products primarily in the United States (U.S.), Canada, the United Kingdom (U.K.), Ireland and Latin America. Valero owns 15 petroleum refineries located in the U.S., Canada and the U.K. with a combined throughput capacity of approximately 3.2 million barrels per day. Valero is a joint venture member in Diamond Green Diesel Holdings LLC, which produces low-carbon fuels including renewable diesel and sustainable aviation fuel (SAF), with a production capacity of approximately 1.2 billion gallons per year in the U.S. Gulf Coast region. See the annual report on Form 10-K for more information on SAF. Valero also owns 12 ethanol plants located in the U.S. Mid-Continent region with a combined production capacity of approximately 1.7 billion gallons per year. Valero manages its operations through its Refining, Renewable Diesel, and Ethanol segments. Please visit investorvalero.com for more information.

Valero Contacts
Investors:
Homer Bhullar, Vice President – Investor Relations and Finance, 210-345-1982
Eric Herbort, Director – Investor Relations and Finance, 210-345-3331
Gautam Srivastava, Director – Investor Relations, 210-345-3992

Media:
Lillian Riojas, Executive Director – Media Relations and Communications, 210-345-5002

Safe-Harbor Statement
Statements contained in this release and the accompanying earnings release tables, or made during the conference call, that state Valero’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” “intend,” “target,” “commitment,” “plans,” “forecast, “guidance” and other similar expressions identify forward-looking statements. Forward-looking statements in this release and the accompanying earnings release tables include, and those made on the conference call may include, statements relating to Valero’s low-carbon fuels strategy, expected timing, cost and performance of projects, our plans, actions, assets and operations in California and expected timing and cost of obligations and other financial statement impacts, future market and industry conditions, future operating and financial performance, future production and manufacturing ability and size, and management of future risks, among other matters. It is important to note that actual results could differ materially from those projected in such forward-looking statements based on numerous factors, including those outside of Valero’s control, such as legislative or political changes or developments, market dynamics, cyberattacks, weather events, and other matters affecting Valero’s operations and financial performance or the demand for Valero’s products. These factors also include, but are not limited to, the uncertainties that remain with respect to current or contemplated legal, political or regulatory developments that are adverse to or restrict refining and marketing operations, or that impose taxes or penalties on profits, windfalls, or margins above a certain level, tariffs and their effects on trading relationships, global geopolitical and other conflicts and tensions, the impact of inflation on margins and costs, economic activity levels, and the adverse effects the foregoing may have on Valero’s business plan, strategy, operations and financial performance. For more information concerning these and other factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual report on Form 10-K, quarterly reports on Form 10‑Q, and other reports filed with the Securities and Exchange Commission and available on Valero’s website at www.valero.com.

Use of Non-GAAP Financial Information
This earnings release and the accompanying earnings release tables include references to financial measures that are not defined under U.S. generally accepted accounting principles (GAAP). These non-GAAP measures include adjusted net income attributable to Valero stockholders, adjusted earnings per common share – assuming dilution, Refining margin, Renewable Diesel margin, Ethanol margin, adjusted Refining operating income (loss), adjusted Ethanol operating income, adjusted Refining operating expenses (excluding depreciation and amortization expense), adjusted net cash provided by operating activities, and capital investments attributable to Valero. These non-GAAP financial measures have been included to help facilitate the comparison of operating results between periods. See the accompanying earnings release tables for a definition of non-GAAP measures and a reconciliation to their most directly comparable GAAP measures. Note (f) to the earnings release tables provides reasons for the use of these non-GAAP financial measures.

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Statement of income data
Revenues	$32,168	$32,876	$92,315	$99,125
Cost of sales:
Cost of materials and other	27,958	29,965	81,838	88,590
Operating expenses (excluding depreciation and amortization expense reflected below) (a)	1,614	1,482	4,659	4,317
Depreciation and amortization expense	824	675	2,290	2,042
Total cost of sales	30,396	32,122	88,787	94,949
Asset impairment loss (b)	—	—	1,131	—
Other operating expenses (c)	5	3	13	40
General and administrative expenses (excluding depreciation and amortization expense reflected below)	246	234	727	695
Depreciation and amortization expense	12	10	51	34
Operating income	1,509	507	1,606	3,407
Other income, net	86	123	292	389
Interest and debt expense, net of capitalized interest	(139)	(141)	(417)	(421)
Income before income tax expense	1,456	489	1,481	3,375
Income tax expense	390	96	404	726
Net income	1,066	393	1,077	2,649
Less: Net income (loss) attributable to noncontrolling interests	(29)	29	(137)	160
Net income attributable to Valero Energy Corporation stockholders	$1,095	$364	$1,214	$2,489

Earnings per common share	$3.54	$1.14	$3.89	$7.66
Weighted-average common shares outstanding (in millions)	309	318	311	324

Earnings per common share – assuming dilution	$3.53	$1.14	$3.89	$7.66
Weighted-average common shares outstanding – assuming dilution (in millions)	309	318	312	324

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 1

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS BY SEGMENT
(millions of dollars)
(unaudited)

	Refining	Renewable Diesel	Ethanol	Corporate and Eliminations	Total
Three months ended September 30, 2025
Revenues:
Revenues from external customers	$30,414	$719	$1,035	$—	$32,168
Intersegment revenues	1	484	259	(744)	—
Total revenues	30,415	1,203	1,294	(744)	32,168
Cost of sales:
Cost of materials and other	26,684	1,077	942	(745)	27,958
Operating expenses (excluding depreciation and amortization expense reflected below) (a)	1,388	78	148	—	1,614
Depreciation and amortization expense	728	76	21	(1)	824
Total cost of sales	28,800	1,231	1,111	(746)	30,396
Other operating expenses	5	—	—	—	5
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	246	246
Depreciation and amortization expense	—	—	—	12	12
Operating income (loss) by segment	$1,610	$(28)	$183	$(256)	$1,509

Three months ended September 30, 2024
Revenues:
Revenues from external customers	$31,332	$632	$912	$—	$32,876
Intersegment revenues	3	593	235	(831)	—
Total revenues	31,335	1,225	1,147	(831)	32,876
Cost of sales:
Cost of materials and other	28,922	1,029	842	(828)	29,965
Operating expenses (excluding depreciation and amortization expense reflected below)	1,256	92	133	1	1,482
Depreciation and amortization expense	589	69	19	(2)	675
Total cost of sales	30,767	1,190	994	(829)	32,122
Other operating expenses	3	—	—	—	3
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	234	234
Depreciation and amortization expense	—	—	—	10	10
Operating income by segment	$565	$35	$153	$(246)	$507

See Operating Highlights by Segment beginning on Table Page 8.
See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 2

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS BY SEGMENT
(millions of dollars)
(unaudited)

	Refining	Renewable Diesel	Ethanol	Corporate and Eliminations	Total
Nine months ended September 30, 2025
Revenues:
Revenues from external customers	$87,495	$1,777	$3,043	$—	$92,315
Intersegment revenues	5	1,424	681	(2,110)	—
Total revenues	87,500	3,201	3,724	(2,110)	92,315
Cost of sales:
Cost of materials and other	77,995	3,016	2,962	(2,135)	81,838
Operating expenses (excluding depreciation and amortization expense reflected below) (a)	3,986	228	446	(1)	4,659
Depreciation and amortization expense	2,029	205	59	(3)	2,290
Total cost of sales	84,010	3,449	3,467	(2,139)	88,787
Asset impairment loss (b)	1,131	—	—	—	1,131
Other operating expenses	13	—	—	—	13
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	727	727
Depreciation and amortization expense	—	—	—	51	51
Operating income (loss) by segment	$2,346	$(248)	$257	$(749)	$1,606

Nine months ended September 30, 2024
Revenues:
Revenues from external customers	$94,519	$1,888	$2,718	$—	$99,125
Intersegment revenues	8	1,932	654	(2,594)	—
Total revenues	94,527	3,820	3,372	(2,594)	99,125
Cost of sales:
Cost of materials and other	85,528	3,025	2,625	(2,588)	88,590
Operating expenses (excluding depreciation and amortization expense reflected below)	3,659	262	395	1	4,317
Depreciation and amortization expense	1,793	196	57	(4)	2,042
Total cost of sales	90,980	3,483	3,077	(2,591)	94,949
Other operating expenses (c)	13	—	27	—	40
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	695	695
Depreciation and amortization expense	—	—	—	34	34
Operating income by segment	$3,534	$337	$268	$(732)	$3,407

See Operating Highlights by Segment beginning on Table Page 8.
See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 3

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (f)
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Reconciliation of net income attributable to Valero Energy Corporation stockholders to adjusted net income attributable to Valero Energy Corporation stockholders
Net income attributable to Valero Energy Corporation stockholders	$1,095	$364	$1,214	$2,489
Adjustments:
Employee retention and separation costs (a)	50	—	50	—
Income tax benefit related to employee retention and separation costs	(11)	—	(11)	—
Employee retention and separation costs, net of taxes	39	—	39	—
Asset impairment loss (b)	—	—	1,131	—
Income tax benefit related to asset impairment loss	—	—	(254)	—
Asset impairment loss, net of taxes	—	—	877	—
Project liability adjustment (c)	—	—	—	29
Income tax benefit related to project liability adjustment	—	—	—	(7)
Project liability adjustment, net of taxes	—	—	—	22
Second-generation biofuel tax credit (d)	—	7	—	21
Total adjustments	39	7	916	43
Adjusted net income attributable to Valero Energy Corporation stockholders	$1,134	$371	$2,130	$2,532

Reconciliation of earnings per common share – assuming dilution to adjusted earnings per common share – assuming dilution
Earnings per common share – assuming dilution	$3.53	$1.14	$3.89	$7.66
Adjustments:
Employee retention and separation costs (a)	0.13	—	0.12	—
Asset impairment loss (b)	—	—	2.81	—
Project liability adjustment (c)	—	—	—	0.07
Second-generation biofuel tax credit (d)	—	0.02	—	0.06
Total adjustments	0.13	0.02	2.93	0.13
Adjusted earnings per common share – assuming dilution	$3.66	$1.16	$6.82	$7.79

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 4

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (f)
(millions of dollars)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Reconciliation of operating income (loss) by segment to segment margin, and reconciliation of operating income by segment to adjusted operating income by segment
Refining segment
Refining operating income	$1,610	$565	$2,346	$3,534
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below) (a)	1,388	1,256	3,986	3,659
Depreciation and amortization expense	728	589	2,029	1,793
Asset impairment loss (b)	—	—	1,131	—
Other operating expenses	5	3	13	13
Refining margin	$3,731	$2,413	$9,505	$8,999

Refining operating income	$1,610	$565	$2,346	$3,534
Adjustments:
Employee retention and separation costs (a)	50	—	50	—
Asset impairment loss (b)	—	—	1,131	—
Other operating expenses	5	3	13	13
Adjusted Refining operating income	$1,665	$568	$3,540	$3,547

Renewable Diesel segment
Renewable Diesel operating income (loss)	$(28)	$35	$(248)	$337
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	78	92	228	262
Depreciation and amortization expense	76	69	205	196
Renewable Diesel margin	$126	$196	$185	$795

Ethanol segment
Ethanol operating income	$183	$153	$257	$268
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	148	133	446	395
Depreciation and amortization expense	21	19	59	57
Other operating expenses (c)	—	—	—	27
Ethanol margin	$352	$305	$762	$747

Ethanol operating income	$183	$153	$257	$268
Adjustment: Other operating expenses (c)	—	—	—	27
Adjusted Ethanol operating income	$183	$153	$257	$295

See Notes to Earnings Release Tables beginning on Table Page 17.
Table Page 5

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (f)
(millions of dollars)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Reconciliation of Refining segment operating income (loss) to
Refining margin (by region), and reconciliation of Refining
segment operating income (loss) to adjusted Refining segment operating income (loss) (by region) (g)

U.S. Gulf Coast region
Refining operating income	$940	$419	$2,123	$2,112
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	740	705	2,197	2,025
Depreciation and amortization expense	391	370	1,154	1,120
Other operating expenses	2	2	9	8
Refining margin	$2,073	$1,496	$5,483	$5,265

Refining operating income	$940	$419	$2,123	$2,112
Adjustment: Other operating expenses	2	2	9	8
Adjusted Refining operating income	$942	$421	$2,132	$2,120

U.S. Mid-Continent region
Refining operating income	$188	$39	$365	$419
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	210	186	605	559
Depreciation and amortization expense	84	79	238	254
Other operating expenses	3	1	3	3
Refining margin	$485	$305	$1,211	$1,235

Refining operating income	$188	$39	$365	$419
Adjustment: Other operating expenses	3	1	3	3
Adjusted Refining operating income	$191	$40	$368	$422

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 6

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (f)
(millions of dollars)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Reconciliation of Refining segment operating income (loss) to
Refining margin (by region), and reconciliation of Refining
segment operating income (loss) to adjusted Refining segment operating income (loss) (by region) (g) (continued)

North Atlantic region
Refining operating income	$532	$206	$967	$929
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	199	174	553	529
Depreciation and amortization expense	80	68	224	198
Other operating expenses	—	—	—	1
Refining margin	$811	$448	$1,744	$1,657

Refining operating income	$532	$206	$967	$929
Adjustment: Other operating expenses	—	—	—	1
Adjusted Refining operating income	$532	$206	$967	$930

U.S. West Coast region
Refining operating income (loss)	$(50)	$(99)	$(1,109)	$74
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below) (a)	239	191	631	546
Depreciation and amortization expense (e)	173	72	413	221
Asset impairment loss (b)	—	—	1,131	—
Other operating expenses	—	—	1	1
Refining margin	$362	$164	$1,067	$842

Refining operating income (loss)	$(50)	$(99)	$(1,109)	$74
Adjustments:
Employee retention and separation costs (a)	50	—	50	—
Asset impairment loss (b)	—	—	1,131	—
Other operating expenses	—	—	1	1
Adjusted Refining operating income (loss)	$—	$(99)	$73	$75

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 7

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Throughput volumes (thousand barrels per day)
Feedstocks:
Heavy sour crude oil	506	538	538	469
Medium/light sour crude oil	281	221	252	242
Sweet crude oil	1,661	1,461	1,577	1,499
Residuals	204	182	156	178
Other feedstocks	89	116	82	116
Total feedstocks	2,741	2,518	2,605	2,504
Blendstocks and other	346	366	342	381
Total throughput volumes	3,087	2,884	2,947	2,885

Yields (thousand barrels per day)
Gasolines and blendstocks	1,517	1,400	1,446	1,413
Distillates	1,201	1,134	1,130	1,090
Other products (h)	399	384	396	410
Total yields	3,117	2,918	2,972	2,913

Operating statistics (f) (i)
Refining margin (from Table Page 5)	$3,731	$2,413	$9,505	$8,999
Adjusted Refining operating income (from Table Page 5)	$1,665	$568	$3,540	$3,547
Throughput volumes (thousand barrels per day)	3,087	2,884	2,947	2,885

Refining margin per barrel of throughput	$13.14	$9.09	$11.82	$11.39
Less:
Adjusted operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.71	4.73	4.89	4.63
Depreciation and amortization expense per barrel of throughput	2.57	2.22	2.53	2.27
Adjusted Refining operating income per barrel of throughput	$5.86	$2.14	$4.40	$4.49

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 8

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RENEWABLE DIESEL SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per gallon amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Operating statistics (f) (i)
Renewable Diesel margin (from Table Page 5)	$126	$196	$185	$795
Renewable Diesel operating income (loss) (from Table Page 5)	$(28)	$35	$(248)	$337
Sales volumes (thousand gallons per day)	2,717	3,544	2,629	3,588

Renewable Diesel margin per gallon of sales	$0.50	$0.60	$0.26	$0.81
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per gallon of sales	0.31	0.28	0.32	0.27
Depreciation and amortization expense per gallon of sales	0.30	0.21	0.28	0.20
Renewable Diesel operating income (loss) per gallon of sales	$(0.11)	$0.11	$(0.34)	$0.34

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 9

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
ETHANOL SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per gallon amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Operating statistics (f) (i)
Ethanol margin (from Table Page 5)	$352	$305	$762	$747
Adjusted Ethanol operating income (from Table Page 5)	$183	$153	$257	$295
Production volumes (thousand gallons per day)	4,635	4,584	4,562	4,508

Ethanol margin per gallon of production	$0.83	$0.72	$0.62	$0.61
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per gallon of production	0.35	0.31	0.36	0.32
Depreciation and amortization expense per gallon of production	0.05	0.05	0.05	0.05
Adjusted Ethanol operating income per gallon of production	$0.43	$0.36	$0.21	$0.24

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 10

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Operating statistics by region (g)
U.S. Gulf Coast region (f) (i)
Refining margin (from Table Page 6)	$2,073	$1,496	$5,483	$5,265
Adjusted Refining operating income (from Table Page 6)	$942	$421	$2,132	$2,120
Throughput volumes (thousand barrels per day)	1,846	1,799	1,787	1,741

Refining margin per barrel of throughput	$12.21	$9.03	$11.24	$11.04
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.36	4.25	4.50	4.25
Depreciation and amortization expense per barrel of throughput	2.30	2.24	2.37	2.34
Adjusted Refining operating income per barrel of throughput	$5.55	$2.54	$4.37	$4.45

U.S. Mid-Continent region (f) (i)
Refining margin (from Table Page 6)	$485	$305	$1,211	$1,235
Adjusted Refining operating income (from Table Page 6)	$191	$40	$368	$422
Throughput volumes (thousand barrels per day)	466	419	448	436

Refining margin per barrel of throughput	$11.31	$7.92	$9.91	$10.34
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.90	4.84	4.95	4.68
Depreciation and amortization expense per barrel of throughput	1.96	2.07	1.94	2.13
Adjusted Refining operating income per barrel of throughput	$4.45	$1.01	$3.02	$3.53

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 11

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Operating statistics by region (g) (continued)
North Atlantic region (f) (i)
Refining margin (from Table Page 7)	$811	$448	$1,744	$1,657
Adjusted Refining operating income (from Table Page 7)	$532	$206	$967	$930
Throughput volumes (thousand barrels per day)	516	422	468	446

Refining margin per barrel of throughput	$17.10	$11.55	$13.65	$13.54
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.20	4.49	4.33	4.32
Depreciation and amortization expense per barrel of throughput	1.70	1.74	1.75	1.61
Adjusted Refining operating income per barrel of throughput	$11.20	$5.32	$7.57	$7.61

U.S. West Coast region (f) (i)
Refining margin (from Table Page 7)	$362	$164	$1,067	$842
Adjusted Refining operating income (loss) (from Table Page 7)	$—	$(99)	$73	$75
Throughput volumes (thousand barrels per day)	259	244	244	262

Refining margin per barrel of throughput	$15.22	$7.31	$16.00	$11.75
Less:
Adjusted operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	7.94	8.49	8.72	7.61
Depreciation and amortization expense per barrel of throughput (e)	7.29	3.20	6.20	3.08
Adjusted Refining operating income (loss) per barrel of throughput	$(0.01)	$(4.38)	$1.08	$1.06

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 12

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Refining
Feedstocks (dollars per barrel)
Brent crude oil	$68.14	$78.37	$69.87	$81.72
Brent less West Texas Intermediate (WTI) crude oil	3.11	3.18	3.08	4.05
Brent less WTI Houston crude oil	2.09	1.94	2.02	2.53
Brent less Dated Brent crude oil	(0.91)	(1.63)	(0.91)	(0.97)
Brent less Argus Sour Crude Index crude oil	3.46	4.30	2.68	4.39
Brent less Maya crude oil	7.14	11.19	8.35	11.66
Brent less Western Canadian Select Houston crude oil	6.93	10.36	6.81	11.03
WTI crude oil	65.03	75.19	66.79	77.67

Natural gas (dollars per million British thermal units)	2.70	1.83	2.97	1.79

Renewable volume obligation (RVO) (dollars per barrel) (j)	6.38	3.89	5.76	3.65

Product margins (RVO adjusted unless otherwise noted) (dollars per barrel)
U.S. Gulf Coast:
Conventional Blendstock for Oxygenate Blending (CBOB) gasoline less Brent	7.78	6.28	6.78	7.45
Ultra-low-sulfur (ULS) diesel less Brent	21.05	11.89	17.51	16.87
Polymer Grade Propylene less Brent (not RVO adjusted)	(8.22)	12.82	(3.07)	7.28
U.S. Mid-Continent:
CBOB gasoline less WTI	12.79	14.08	12.32	12.16
ULS diesel less WTI	26.16	16.74	21.09	18.94
North Atlantic:
CBOB gasoline less Brent	14.58	12.16	10.97	12.41
ULS diesel less Brent	24.64	13.68	21.44	19.39
U.S. West Coast:
California Reformulated Gasoline Blendstock for Oxygenate Blending 87 gasoline less Brent	26.69	23.56	28.94	25.13
California Air Resources Board diesel less Brent	29.83	14.22	23.47	19.65

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 13

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Renewable Diesel
New York Mercantile Exchange ULS diesel (dollars per gallon)	$2.35	$2.31	$2.30	$2.51
Biodiesel Renewable Identification Number (RIN) (dollars per RIN)	1.13	0.60	1.00	0.56
California Low-Carbon Fuel Standard carbon credit (dollars per metric ton)	53.36	53.65	57.30	56.16
U.S. Gulf Coast (USGC) used cooking oil (dollars per pound)	0.62	0.46	0.56	0.43
USGC distillers corn oil (dollars per pound)	0.64	0.48	0.58	0.47
USGC fancy bleachable tallow (dollars per pound)	0.62	0.47	0.56	0.44

Ethanol
Chicago Board of Trade corn (dollars per bushel)	4.02	3.92	4.42	4.23
New York Harbor ethanol (dollars per gallon)	1.96	1.92	1.87	1.82

Table Page 14

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
OTHER FINANCIAL DATA
(millions of dollars)
(unaudited)

	September 30,	December 31,
	2025	2024
Balance sheet data
Current assets	$23,504	$23,737
Cash and cash equivalents included in current assets	4,764	4,657
Inventories included in current assets	7,394	7,761
Current liabilities	14,729	15,495
Valero Energy Corporation stockholders’ equity	23,754	24,512
Total equity	26,746	27,521
Debt and finance lease obligations:
Debt –
Current portion of debt (excluding variable interest entities (VIEs))	$525	$441
Debt, less current portion of debt (excluding VIEs)	7,710	7,586
Total debt (excluding VIEs)	8,235	8,027
Current portion of debt attributable to VIEs	131	58
Total debt	8,366	8,085
Finance lease obligations –
Current portion of finance lease obligations (excluding VIEs)	211	217
Finance lease obligations, less current portion (excluding VIEs)	1,355	1,492
Total finance lease obligations (excluding VIEs)	1,566	1,709
Current portion of finance lease obligations attributable to VIEs	27	27
Finance lease obligations, less current portion attributable to VIEs	622	642
Total finance lease obligations attributable to VIEs	649	669
Total finance lease obligations	2,215	2,378
Total debt and finance lease obligations	$10,581	$10,463

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Reconciliation of net cash provided by operating activities to adjusted net cash provided by operating activities (f)
Net cash provided by operating activities	$1,881	$1,295	$3,769	$5,613
Exclude:
Changes in current assets and current liabilities	325	166	157	795
Diamond Green Diesel LLC’s (DGD) adjusted net cash provided by (used in) operating activities attributable to the other joint venture member’s ownership interest in DGD	(86)	47	(239)	252
Adjusted net cash provided by operating activities	$1,642	$1,082	$3,851	$4,566

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 15

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
OTHER FINANCIAL DATA
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Reconciliation of capital investments to capital investments attributable to Valero (f)
Capital expenditures (excluding VIEs)	$171	$152	$504	$399
Capital expenditures of VIEs:
DGD	4	56	67	198
Other VIEs	2	2	5	7
Deferred turnaround and catalyst cost expenditures (excluding VIEs)	187	208	808	844
Deferred turnaround and catalyst cost expenditures of DGD	45	11	91	62
Investments in nonconsolidated joint ventures	—	—	1	—
Capital investments	409	429	1,476	1,510
Adjustments:
DGD’s capital investments attributable to the other joint venture member	(25)	(33)	(79)	(130)
Capital expenditures of other VIEs	(2)	(2)	(5)	(7)
Capital investments attributable to Valero	$382	$394	$1,392	$1,373

Dividends per common share	$1.13	$1.07	$3.39	$3.21

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 16

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES

(a)Operating expenses (excluding depreciation and amortization expense) for the three and nine months ended September 30, 2025 includes employee retention and separation costs of $50 million related to the Benicia Refinery. In connection with our plan to cease refining operations at the Benicia Refinery, we implemented a transition plan for eligible employees, which includes retention incentive payments and separation benefits.
(b)In March 2025, we approved a plan with respect to the operations at our Benicia Refinery and currently intend to cease refining operations by the end of April 2026. In addition, we considered strategic alternatives for our remaining operations in California. As a result, we evaluated the assets of the Benicia and Wilmington refineries for impairment as of March 31, 2025 and concluded that the carrying values of these assets were not recoverable. Therefore, we reduced the carrying values of the Benicia and Wilmington refineries to their estimated fair values and recognized a combined asset impairment loss of $1.1 billion in the nine months ended September 30, 2025.
(c)In March 2021, we announced our participation in a then-proposed large-scale carbon capture and sequestration pipeline system with Navigator Energy Services (Navigator). In October 2023, Navigator announced that it decided to cancel this project. Under the terms of the agreements associated with the project, we had some rights from and obligations to Navigator, including a portion of the aggregate project costs. As a result, we recognized a charge of $29 million in the nine months ended September 30, 2024 related to our obligation to Navigator.
(d)In December 2024, the Internal Revenue Service approved our application for registration as a producer of second-generation biofuels with respect to the cellulosic ethanol produced at our ethanol plants. As a result, we recognized a current income tax benefit of $79 million in December 2024 for the tax credit attributable to volumes of cellulosic ethanol produced and sold by us in the U.S. from 2020 through 2024. Of the $79 million benefit, $7 million and $21 million is attributable to the three and nine months ended September 30, 2024, respectively.
(e)Depreciation and amortization expense for the three and nine months ended September 30, 2025 includes incremental depreciation expense of approximately $100 million and $200 million, respectively, related to the Benicia Refinery. In connection with our plan to cease refining operations at our Benicia Refinery, we shortened the estimated useful life of the refinery, and as a result, will depreciate the revised carrying value of the refinery’s long-lived assets to the estimated salvage value through April 2026.

(f)We use certain financial measures (as noted below) in the earnings release tables and accompanying earnings release that are not defined under GAAP and are considered to be non-GAAP measures.

We have defined these non-GAAP measures and believe they are useful to the external users of our financial statements, including industry analysts, investors, lenders, and rating agencies. We believe these measures are useful to assess our ongoing financial performance because, when reconciled to their most comparable GAAP measures, they provide improved comparability between periods after adjusting for certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. These non-GAAP measures should not be considered as alternatives to their most comparable GAAP measures nor should they be considered in isolation or as a substitute for an analysis of our results of operations as reported under GAAP. In addition, these non-GAAP measures may not be comparable to similarly titled measures used by other companies because we may define them differently, which diminishes their utility.

Non-GAAP measures are as follows:

◦Adjusted net income attributable to Valero Energy Corporation stockholders is defined as net income attributable to Valero Energy Corporation stockholders adjusted to reflect the items noted below, along with their related income tax effect, as applicable. The income tax effect for the adjustments was calculated using a combined U.S. federal and state statutory rate of 22.5 percent. We have adjusted for these items because we believe that they are not indicative of our core operating performance and that their adjustment results in an important measure of our ongoing financial performance to better assess our underlying business results and trends. The basis for our belief with respect to each adjustment is provided below.
–Employee retention and separation costs – The employee retention and separation costs related to the Benicia Refinery (see note (a)) are not indicative of our ongoing operations.

–Asset impairment loss – The asset impairment loss attributable to our Benicia and Wilmington refineries (see note (b)) is not indicative of our ongoing operations or our expectations about the profitability of our refining business.

Table Page 17

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (Continued)
–Project liability adjustment – The project liability adjustment related to the cancellation of Navigator’s project (see note (c)) is not indicative of our ongoing operations.

–Second-generation biofuel tax credit – The income tax benefit from the second-generation biofuel tax credit recognized by us in December 2024 is attributable to volumes produced and sold from 2020 to 2024 (see note (d)). Therefore, the adjustment reflects the portion of the credit that is attributable to volumes produced and sold during the three and nine months ended September 30, 2024.

◦Adjusted earnings per common share – assuming dilution is defined as adjusted net income attributable to Valero Energy Corporation stockholders divided by the number of weighted-average shares outstanding in the applicable period, assuming dilution.

◦Refining margin is defined as Refining segment operating income (loss) excluding operating expenses (excluding depreciation and amortization expense), depreciation and amortization expense, the asset impairment loss (see note (b)), and other operating expenses. We believe Refining margin is an important measure of our Refining segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.
◦Renewable Diesel margin is defined as Renewable Diesel segment operating income (loss) excluding operating expenses (excluding depreciation and amortization expense) and depreciation and amortization expense. We believe Renewable Diesel margin is an important measure of our Renewable Diesel segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

◦Ethanol margin is defined as Ethanol segment operating income excluding operating expenses (excluding depreciation and amortization expense), depreciation and amortization expense, and other operating expenses. We believe Ethanol margin is an important measure of our Ethanol segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

◦Adjusted Refining operating income (loss) is defined as Refining segment operating income (loss) excluding employee retention and separation costs (see note (a)), the asset impairment loss (see note (b)), and other operating expenses. We believe adjusted Refining operating income (loss) is an important measure of our Refining segment’s operating and financial performance because it excludes items that are not indicative of that segment’s core operating performance.
◦Adjusted Ethanol operating income is defined as Ethanol segment operating income excluding other operating expenses. We believe adjusted Ethanol operating income is an important measure of our Ethanol segment’s operating and financial performance because it excludes items that are not indicative of that segment’s core operating performance.
Table Page 18

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (Continued)
◦Adjusted Refining operating expenses (excluding depreciation and amortization expense) is defined as Refining segment operating expenses (excluding depreciation and amortization expense) excluding employee retention and separation costs (see note (a)). We believe adjusted Refining operating expense (excluding depreciation and amortization expense) is an important measure of our Refining segment’s operating and financial performance because it excludes items that are not indicative of that segment’s core operating performance. Adjusted Refining operating expenses (excluding depreciation and amortization expense) for the Refining segment and the U.S. West Coast region is calculated as follows (in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Refining segment
Operating expenses (excluding depreciation and amortization expense)	$1,388	$1,256	$3,986	$3,659
Adjustment: Employee retention and separation costs	(50)	—	(50)	—
Adjusted operating expenses (excluding depreciation and amortization expense)	$1,338	$1,256	$3,936	$3,659

U.S. West Coast region
Operating expenses (excluding depreciation and amortization expense)	$239	$191	$631	$546
Adjustment: Employee retention and separation costs	(50)	—	(50)	—
Adjusted operating expenses (excluding depreciation and amortization expense)	$189	$191	$581	$546
◦Adjusted net cash provided by operating activities is defined as net cash provided by operating activities excluding the items noted below. We believe adjusted net cash provided by operating activities is an important measure of our ongoing financial performance to better assess our ability to generate cash to fund our investing and financing activities. The basis for our belief with respect to each excluded item is provided below.

–Changes in current assets and current liabilities – Current assets net of current liabilities represents our operating liquidity. We believe that the change in our operating liquidity from period to period does not represent cash generated by our operations that is available to fund our investing and financing activities.

–DGD’s adjusted net cash provided by (used in) operating activities attributable to the other joint venture member’s ownership interest in DGD – We are a 50 percent joint venture member in DGD and we consolidate DGD’s financial statements. Our Renewable Diesel segment includes the operations of DGD and the associated activities to market its products. Because we consolidate DGD’s financial statements, all of DGD’s net cash provided by operating activities (or operating cash flow) is included in our consolidated net cash provided by operating activities.

In general, DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Nevertheless, DGD’s operating cash flow is effectively attributable to each member and only a portion of DGD’s operating cash flow should be attributed to our net cash provided by operating activities. Therefore, we have adjusted our net cash provided by operating activities for the portion of DGD’s operating cash flow attributable to the other joint venture member’s ownership interest because we believe
Table Page 19

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (Continued)
that it more accurately reflects the operating cash flow available to us to fund our investing and financing activities. The adjustment is calculated as follows (in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
DGD operating cash flow data
Net cash provided by (used in) operating activities	$(263)	$92	$(364)	$537
Exclude: Changes in current assets and current liabilities	(90)	(3)	115	32
Adjusted net cash provided by (used in) operating activities	(173)	95	(479)	505
Other joint venture member’s ownership interest	50%	50%	50%	50%
DGD’s adjusted net cash provided by (used in) operating activities attributable to the other joint venture member’s ownership interest in DGD	$(86)	$47	$(239)	$252

◦Capital investments attributable to Valero is defined as all capital expenditures and deferred turnaround and catalyst cost expenditures presented in our consolidated statements of cash flows, excluding the portion of DGD’s capital investments attributable to the other joint venture member and all of the capital expenditures of VIEs other than DGD.
In general, DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Because DGD’s operating cash flow is effectively attributable to each member, only 50 percent of DGD’s capital investments should be attributed to our net share of total capital investments. We also exclude the capital expenditures of other VIEs that we consolidate because we do not operate those VIEs. We believe capital investments attributable to Valero is an important measure because it more accurately reflects our capital investments.

(g)The Refining segment regions reflected herein contain the following refineries: U.S. Gulf Coast- Corpus Christi East, Corpus Christi West, Houston, Meraux, Port Arthur, St. Charles, Texas City, and Three Rivers Refineries; U.S. Mid Continent- Ardmore, McKee, and Memphis Refineries; North Atlantic- Pembroke and Quebec City Refineries; and U.S. West Coast- Benicia and Wilmington Refineries.

(h)Primarily includes petrochemicals, gas oils, No. 6 fuel oil, petroleum coke, sulfur, and asphalt.
(i)We use certain operating statistics (as noted below) in the earnings release tables and the accompanying earnings release to evaluate performance between comparable periods. Different companies may calculate them in different ways.

All per barrel of throughput, per gallon of sales, and per gallon of production amounts are calculated by dividing the associated dollar amount by the throughput volumes, sales volumes, and production volumes for the period, as applicable.

Throughput volumes, sales volumes, and production volumes are calculated by multiplying throughput volumes per day, sales volumes per day, and production volumes per day (as provided in the accompanying tables), respectively, by the number of days in the applicable period. We use throughput volumes, sales volumes, and production volumes for the Refining segment, Renewable Diesel segment, and Ethanol segment, respectively, due to their general use by others who operate facilities similar to those included in our segments. We believe the use of such volumes results in per unit amounts that are most representative of the product margins generated and the operating costs incurred as a result of our operation of those facilities.
(j)The RVO cost represents the average market cost on a per barrel basis to comply with the Renewable Fuel Standard program. The RVO cost is calculated by multiplying (i) the average market price during the applicable period for the RINs associated with each class of renewable fuel (i.e., biomass-based diesel, cellulosic biofuel, advanced biofuel, and total renewable fuel) by (ii) the quotas for the volume of each class of renewable fuel that must be blended into petroleum-based transportation fuels consumed in the U.S., as set or proposed by the U.S. Environmental Protection Agency, on a percentage basis for each class of renewable fuel and adding together the results of each calculation.
Table Page 20